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                                                                 EXHIBIT 10.1(2)

                Patriot American Hospitality Partnership, L.P.

                      Second Amendment to First Amended
                 and Restated Agreement of Limited Partnership


      This Second Amendment is made as of March 27, 1996 by PAH GP, Inc., a Virginia corporation, as general partner (the "General Partner") of Patriot American Hospitality Partnership, L.P., a Virginia partnership (the "Partnership") and as attorney-in-fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the First Amended and Restated Agreement of Limited Partnership dated October 2, 1995, as amended (the "Partnership Agreement"). All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Partnership Agreement.

      WHEREAS, the General Partner desires to amend the Partnership Agreement to clarify the holding period for Partnership Units to be issued to Additional Limited Partners contained in Section 8.05 and to clarify the registration provisions contained in Section 8.06; and

      WHEREAS, the General Partner has determined that such amendment is not adverse to the Limited Partners.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The first sentence of Section 8.05(a) of the Partnership Agreement is amended to read as follows:

      "Subject to Sections 8.05(b), 8.05(c), 8.05(d), 8.05(e) and 8.05(f), each
Limited Partner, other than PAH LP, shall have the right (the "Redemption Right"), on or after the first anniversary of the date on which he acquires Partnership Units (or such later or earlier date as shall be determined in the sole and absolute discretion of the General Partner at the time of the issuance of the Partnership Units), to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in a form of the Cash Amount to be paid by the Partnership."

      2. Section 8.06 of the Partnership Agreement is amended to read as follows:

            "(a) Payment of REIT Shares Amount. In the event that the General
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Partner or the Company elects to acquire from a Redeeming Partner Partnership
Units issued to such Redeeming Partner prior to March 27, 1996 (the "Registrable Units") by paying to such Partner the REIT Shares Amount, such shares will be issued pursuant to an effective registration statement under the Securities Act.
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            (b) Shelf Registration of the Common Stock. Prior to or on the first
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date upon which the Registrable Units owned by any Limited Partner may be redeemed (or such other date as may be required under applicable provisions of the Securities Act), the Company agrees to file with the Securities and Exchange Commission (the "Commission"), a shelf registration statement on Form S-3 under Rule 415 of the Securities Act (a "Registration Statement"), or any similar rule that may be adopted by the Commission, with respect to all of the shares of Common Stock that may be issued upon redemption of such Registrable Units pursuant to Section 8.05 hereof ("Redemption Shares"). The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Redemption Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

            (c) Listing on Securities Exchange. If the Company shall list or
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maintain the listing of any shares of Common Stock on any securities exchange or national market system, it will, at its expense and as necessary to permit the registration and sale of the Redemption Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Redemption Shares."

      2. Except as specifically amended hereby, the Partnership Agreement shall remain in full force and effect in all other respects.

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

                                GENERAL PARTNER

                                PAH GP, INC.

                                /s/ Paul A. Nussbaum
                                ----------------------------
                                By: Paul A. Nussbaum
                                Its: Chief Executive Officer


                                LIMITED PARTNERS
                                By: PAH GP, INC., as attorney-in-fact for each of the Limited Partners



                                 /s/ Paul A. Nussbaum
                                ----------------------------
                                By: Paul A. Nussbaum
                                Its: Chief Executive Officer







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